UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 29, 2019

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2019, the Board of Directors (the "Board") of Brown-Forman Corporation (the "Company") approved an amendment to the Company's By-laws, as previously amended on May 21, 2014 (the "By-laws") to add an advance notice provision. The amendment is reflected in the Amended and Restated By-laws (the "Restated By-laws") attached hereto as Exhibit 3.2.

The Restated By-Laws became effective immediately upon approval by the Board. The new advance notice provision in the Restated By-laws establishes timing, information, and procedural requirements for stockholders seeking to submit a proposal or director nomination at any annual or special meeting of stockholders. The advance notice provision requires a proposing stockholder to submit advance notice of such proposal or director nomination to the Company's corporate secretary not later than the 90th day, nor earlier than the 120th day, before the first anniversary of the prior year's annual stockholder meeting. The proposing stockholder will be required to comply with certain informational requirements in his or her notice, such as information about any potential director nominee, a description of any business desired to be brought before the meeting and the rationale for such business, and comprehensive information about the proposing stockholder. In addition, the Restated By-laws include certain non-substantive clarifying changes.

In accordance with the Restated By-laws, notice of a proposal or director nomination for consideration at the Company's upcoming 2019 Annual Meeting of Stockholders must be received no earlier than March 28, 2019, and no later than April 27, 2019.

The foregoing description is a summary of the amendment to the By-laws and is qualified in its entirety by reference to the text of the Restated By-laws, which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.2	By-laws of the Company, as amended and restated effective January 29, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: January 30, 2019	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Managing Attorney and Assistant Corporate Secretary